Earnings Presentation Fourth Quarter 2017 Exhibit 99.2

2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the transaction between the Company and MainSource, which are subject to numerous assumptions, risks and uncertainties. Words such as „„believes,‟‟ „„anticipates,‟‟ “likely,” “expected,” “estimated,” „„intends‟‟ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management‟s beliefs regarding future results or events, many of which, by their na ture, are inherently uncertain and outside of the management‟s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company‟s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management‟s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the Company‟s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers‟ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. Statements concerning the potential merger of the Company and MainSource may also be forward-looking statements. Please refer to each of the Company‟s and MainSource‟s Annual Report on Form 10-K for the year ended December 31, 2016, as well as their other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements. In addition to factors previously disclosed in reports filed by the Company and MainSource with the SEC, risks and uncertainties for the Company, MainSource and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of MainSource's operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; diversion of management's attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the , including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on the Company‟s, MainSource‟s or the combined company's respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, neither the Company nor MainSource assumes any obligation to update any forward-looking statement. Forward Looking Statement Disclosure

4Q 2017 Highlights – 109th Consecutive Quarter of Profitability

Profitability

- Net income = $24.8 million or $0.40 per diluted share. Adjusted net income = $27.7 million or $0.45 per diluted share[2]
- Return on average assets = 1.13%. Adjusted return on average assets = 1.26%[2]
- Return on average shareholders' equity = 10.70%. Adjusted return on average shareholders' equity = 11.95%[2]
- Return on average tangible common equity = 13.85%[1]. Adjusted return on average tangible common equity = 15.46%[2]

Income Statement

- Net interest income = $75.6 million, a $5.1 million increase compared to the linked quarter.
- Net interest margin of 3.75% on a GAAP basis; 3.82% on a fully tax equivalent basis, a 25 bp increase from the linked quarter.
- Average earning assets grew 4.8% on an annualized basis.
- Noninterest income = $18.4 million.
- Noninterest expense = $82.9 million.
- Efficiency ratio = 88.2%. Adjusted efficiency ratio = 58.0%[2]
- Effective tax rate of (119.5)%. Adjusted effective tax rate of 30.2%[2]

Balance Sheet

- Total assets increased $135.2 million, to $8.9 billion, or 6.1% annualized, compared to the linked quarter.
- EOP loans increased $36.1 million, or 2.4% annualized, compared to the linked quarter.
- EOP deposits increased $169.0 million, or 10.0% annualized, compared to the linked quarter.
- EOP investment securities increased $46.8 million, or 9.2% annualized, compared to the linked quarter.

Asset Quality

- Provision expense = $(0.2) million. Net charge offs = $0.3 million. NCOs / Avg. Loans = 0.02% annualized.
- Nonperforming Loans / Total Loans = 0.69%. Nonperforming Assets / Total Assets = 0.50%.
- ALLL / Nonaccrual Loans = 224.32%. ALLL / Total Loans = 0.90%. Classified Assets / Total Assets = 0.98%.

Capital

- Total capital ratio = 13.02%.
- Tier 1 capital ratio = 10.59%.
- Tangible common equity ratio = 8.30%.
- Tangible book value per share = $11.62.

FIRST
first financial bancorp

1) See Appendix for non-GAAP reconciliation
2) See Slide 4 for Adjusted Earnings detail.

3

Adjusted Net Income*

The table below lists certain items that we believe are significant to understanding our quarterly performance.

4Q 2017

	As Reported	Adjusted	
Net interest income	$ 75,614	$ 75,614	
Provision for loan and lease losses	$ (205)	$ (205)	
Noninterest income	$ 18,382	$ 18,382	
less: gains on sale of investment securities		19	A
Total noninterest income	$ 18,382	$ 18,363	
Noninterest expense	$ 82,898	$ 82,898	
less: historic tax credit investment write-down		11,328	A
less: merger-related expenses		8,444	A
less: indemnification asset impairment [1]		5,055	A
less: charitable foundation contribution		3,000	A
less: branch consolidation acitivities		577	A
Total noninterest expense	$ 82,898	$ 54,494	
Income before income taxes	$ 11,303	$ 39,688	
Income tax expense	$ (13,508)	$ (13,508)	
plus: tax effect of adjustments (A) @ 35% statutory rate		9,935	
plus: tax reform impact on DTLs & tax partnerships		8,191	
plus: after-tax impact of historic tax credit write-down @ 35%		7,363	
Total income tax expense	$ (13,508)	$ 11,981	
Net income	$ 24,811	$ 27,707	
Net earnings per share - diluted	$ 0.40	$ 0.45	

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.


Adjusted EPS
$0.38
$0.39
$0.36
$0.39
$0.45
4Q16
1Q17
2Q17
3Q17
4Q17


Adjusted ROA
1.11%
1.16%
1.06%
1.11%
1.26%
4Q16
1Q17
2Q17
3Q17
4Q17


Adjusted ROTCE
14.2%
14.7%
13.4%
13.9%
15.5%
4Q16
1Q17
2Q17
3Q17
4Q17


Adjusted Efficiency Ratio
57.4%
59.6%
59.7%
57.0%
58.0%
4Q16
1Q17
2Q17
3Q17
4Q17

FIRST
first financial bancorp

* See appendix for non-GAAP reconciliation
All dollars shown in thousands, except per share amounts

4

5 Net Interest Income / Net Interest Margin 1 Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions Net Interest Income Average Loans1 Average Securities Average Deposits 1 $75.6 $70.5 $68.5 $68.9 $70.2 3.82% 3.57% 3.56% 3.70% 3.71% 4Q173Q172Q171Q174Q16 Net Interest Income Net Interest Margin (FTE) $5,960 $5,911 $5,800 $5,748 $5,794 4.90% 4.71% 4.61% 4.64% 4.57% 4Q173Q172Q171Q174Q16 Gross Loans Loan Yield $2,020 $2,042 $2,035 $1,907 $1,817 2.90% 2.85% 2.77% 2.76% 2.58% 4Q173Q172Q171Q174Q16 Average Investment Securities Investment Securities Yield 24% 23% 23% 23% 24% 22% 22% 23% 23% 23% 37% 37% 37% 35% 32% 17% 18% 18% 19% 21% $6,840 $6,680 $6,570 $6,442 $6,557 0.54% 0.61% 0.53% 0.44% 0.37% 4Q173Q172Q171Q174Q16 Avg NIB Demand Avg IB Demand Avg Savings Avg Time Cost of Deposits

6 Net Interest Margin Net Interest Margin (FTE) 4Q17 NIM (FTE) Progression 3.58% 3.43% 3.41% 3.48% 3.48% 0.24% 0.14% 0.15% 0.22% 0.23% 3.82% 3.57% 3.56% 3.70% 3.71% 4Q173Q172Q171Q174Q16 Basic Margin (FTE) Loan Fees 3Q17 3.57% Earning asset mix 0.05% Interest recapture 0.02% Interest recapture from loans previously classified as nonaccrual Loan fees 0.10% Predominately loan prepayment fees Asset Drivers 0.17% Deposit Cost 0.06% Impact from deposit pricing strategies implemented in 3Q17 Funding Mix 0.02% Favorable mix shift toward lower cost deposits Liability Drivers 0.08% 4Q17 3.82%

7 Loan Portfolio Loan Product Mix (EOP) Net Loan Change (Linked Quarter) * Includes residential mortgage, home equity, installment, & credit card loans. All dollars shown in millions Net Loan Change (Year-over-year) 33% 33% 33% 32% 33% 11% 12% 12% 12% 13% 30% 30% 30% 29% 29% 8% 7% 8% 8% 7% 18% 18% 18% 18% 18% $6,013 $5,977 $5,874 $5,754 $5,757 4Q173Q172Q171Q174Q16 Commercial & Leasing Owner Occupied CRE Investor CRE Construction Consumer Lending* $30.0 -$18.4 $3.1 -$14.9 $43.7 -$7.3 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending* $127.0 -$65.2 -$18.1 $127.7 $86.4 -$2.1 Commercial & Leasing Owner Occupied CRE Owner Occupied Construction Investor CRE Investor Construction Consumer Lending*

8 Asset Quality Nonperforming Assets / Total Assets Classified Assets / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense All dollars shown in millions $87.3 $94.3 $98.4 $114.6 $125.2 0.98% 1.08% 1.13% 1.34% 1.48% 4Q173Q172Q171Q174Q16 Classified Assets Classified Assets / Total Assets $44.4 $52.9 $62.7 $68.4 $54.3 0.50% 0.60% 0.72% 0.80% 0.64% 4Q173Q172Q171Q174Q16 NPAs NPAs / Total Assets $54.0 $54.5 $54.9 $56.3 $58.0 0.90% 0.91% 0.93% 0.98% 1.01% 4Q173Q172Q171Q174Q16 Allowance for Loan Losses ALLL / Total Loans $0.3 $3.3 $1.9 $2.0 $2.4 -$0.2 $3.0 $0.5 $0.4 $2.8 0.02% 0.22% 0.13% 0.14% 0.17% 4Q173Q172Q171Q174Q16 NCOs Provision Expense NCOs / Average Loans

9 Capital Tier 1 Common Equity Tangible Book Value Total Capital Tangible Common Equity All capital numbers are considered preliminary All dollars shown in millions $929.1 $920.6 $905.2 $892.2 $881.2 13.02% 12.98% 13.05% 13.19% 13.10% 12.50% 4Q173Q172Q171Q174Q16 Total Capital Total Capital Ratio Target $755.7 $746.7 $731.0 $716.7 $703.9 10.59% 10.53% 10.54% 10.59% 10.46% 4Q173Q172Q171Q174Q16 Tier 1 Common Equity Tier 1 Common Ratio Target $721.3 $705.2 $688.1 $669.7 $654.6 $11.62 $11.36 $11.07 $10.78 $10.56 4Q173Q172Q171Q174Q16 Tangible Book Value Tangible Book Value per Share $721.3 $705.2 $688.1 $669.7 $654.6 8.30% 8.25% 8.09% 8.05% 7.96% 4Q173Q172Q171Q174Q16 Tangible Book Value Tangible Common Ratio

10 Outlook Taxes Full year 2018 loan growth expected to be in the mid-single digits on a percentage basis 1Q18 NIM (FTE) projected to be 3.70% – 3.75% Includes lower FTE adjustment due to tax reform 1Q18 loan fees likely to approximate 2Q17 & 3Q17 levels 1Q18 interest income will reflect 2 fewer days vs. 4Q17 Asset sensitive balance sheet, realization dependent on loan & deposit competition Noninterest expense base of approximately $51 million near-term, excluding one time expenses 4Q17 noninterest expense includes approximately $4 million related to higher incentive compensation and performance based 401(k) contribution Noninterest Expense Net Interest Margin Balance Sheet Preliminary full year 2018 effective tax rate of approximately 21% Will continue to refine as tax reform guidance becomes available 4Q17 adjusted earnings1 included $1.1 million net, after-tax benefit from historic tax credit investment realized during the period Credit Stable credit outlook Loan losses expected to revert to historical levels over time 1 See slide 4 for further detail.

MainSource Merger Update

Merger Timeline	↗ Expected close 1Q 2018 ↗ Expected conversion mid to late 2Q 2018
Regulatory & Shareholder Approval	↗ Shareholders approved on December 4, 2017 ↗ Regulatory applications completed – September 2017

Merger Integration	↗ Phase 1 substantially complete
	  ↗ Technology Assessment – Complete
	  ↗ Organization Structure / Staffing Assessment – Complete
	  ↗ Contract Negotiations / Terminations – In Process; mostly complete
	↗ Phase 2 ongoing
	  ↗ Cross-company action teams actively engaged across all functional areas

Community Investment Plan	↗ Formed First Financial Foundation in December 2017 ↗ $3 million contribution to First Financial Foundation in 4Q 2017
Financial Considerations	↗ No significant changes to financial considerations at this time

FIRST
first financial bancorp
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Appendix: Non-GAAP to GAAP Reconciliation

Net interest income and net interest margin - fully tax equivalent

	Three months ended					YTD	
	Dec. 31, 2017	Sep. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	Dec. 31, 2017	Dec. 31, 2016
Net interest income	$ 75,614	$ 70,479	$ 68,520	$ 68,932	$ 70,166	$ 283,545	$ 272,671
Tax equivalent adjustment	1,387	1,353	1,294	1,225	1,077	5,259	4,215
Net interest income - tax equivalent	$ 77,001	$ 71,832	$ 69,814	$ 70,157	$ 71,243	$ 288,804	$ 276,886
Average earning assets	$ 8,005,100	$ 7,989,969	$ 7,855,564	$ 7,695,717	$ 7,630,148	$ 7,887,718	$ 7,524,233
Net interest margin*	3.75 %	3.50 %	3.50 %	3.63 %	3.66 %	3.59 %	3.62 %
Net interest margin (fully tax equivalent)*	3.82 %	3.57 %	3.56 %	3.70 %	3.71 %	3.66 %	3.68 %

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release and accompanying presentation include certain non-GAAP ratios, such as net interest income-tax equivalent. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST
first financial bancorp
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Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

(Dollars in thousands, except per share data)	Three months ended Dec. 31, 2017	Sep. 30, 2017	June 30, 2017	Mar. 31, 2017	Dec. 31, 2016	YTD Dec. 31, 2017	Dec. 31, 2016
Net income (a)	$ 24,811	$ 24,826	$ 22,736	$ 24,414	$ 23,294	$ 96,787	$ 88,526
Average total shareholders' equity	920,194	908,057	889,604	871,215	863,509	897,431	844,784
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Average tangible equity (b)	710,815	698,327	679,559	660,891	652,884	688,052	634,159
Total shareholders' equity	930,664	914,954	898,117	880,065	865,224	930,664	865,224
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Ending tangible equity (c)	721,285	705,224	688,072	669,741	654,599	721,285	654,599
Total assets	8,896,923	8,761,689	8,710,042	8,531,170	8,437,967	8,896,923	8,437,967
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Ending tangible assets (d)	8,687,544	8,551,959	8,499,997	8,320,846	8,227,342	8,687,544	8,227,342
Risk-weighted assets (e)	7,134,085	7,090,714	6,936,665	6,765,336	6,728,737	7,134,085	6,728,737
Total average assets	8,731,956	8,716,917	8,582,961	8,409,071	8,359,912	8,611,403	8,251,703
Less:							
Goodwill and other intangibles	(209,379)	(209,730)	(210,045)	(210,324)	(210,625)	(209,379)	(210,625)
Average tangible assets (f)	$ 8,522,577	$ 8,507,187	$ 8,372,916	$ 8,198,747	$ 8,149,287	$ 8,402,024	$ 8,041,078
Ending shares outstanding (g)	62,069,087	62,061,465	62,141,071	62,134,285	61,979,552	62,069,087	61,979,552
Ratios							
Return on average tangible shareholders' equity (a)/(b)	13.85%	14.10%	13.42%	14.98%	14.19%	14.07%	13.96%
Ending tangible equity as a percent of:							
Ending tangible assets (c)/(d)	8.30%	8.25%	8.09%	8.05%	7.96%	8.30%	7.96%
Risk-weighted assets (c)/(e)	10.11%	9.95%	9.92%	9.90%	9.73%	10.11%	9.73%
Average tangible equity as a percent of average tangible assets (b)/(f)	8.34%	8.21%	8.12%	8.06%	8.01%	8.19%	7.89%
Tangible book value per share (c)/(g)	$ 11.62	$ 11.36	$ 11.07	$ 10.78	$ 10.56	$ 11.62	$ 10.56

The earnings press release and accompanying presentation include certain non-GAAP ratios. These ratios include: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

FIRST
first financial bancorp
13

Appendix: Non-GAAP to GAAP Reconciliation

Additional non-GAAP ratios

	4Q17		3Q17		2Q17		1Q17		4Q16	
(Dollars in thousands, except per share data)	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted	As Reported	Adjusted
Net interest income (f)	$ 75,614	$ 75,614	$ 70,479	$ 70,479	$ 68,520	$ 68,520	$ 68,932	$ 68,932	$ 70,166	$ 70,166
Provision for loan and lease losses	(205)	(205)	2,953	2,953	467	467	367	367	2,761	2,761
plus: provision expense adjustment				799						
Noninterest income	18,382	18,382	22,942	22,942	17,454	17,454	17,364	17,364	16,946	16,946
less: gains from the redemption of off balance sheet securitizations				5,764						
less: tax related adjustment to a limited partnership investment						(119)				
less: gains on sale of investment securities		19		275		838		516		
Total noninterest income (g)	18,382	18,363	22,942	16,903	17,454	16,735	17,364	16,848	16,946	16,946
Noninterest expense	82,898	82,898	54,443	54,443	51,556	51,556	51,045	51,045	50,163	50,163
less: severance expense				3,818		533				
less: charter conversion expenses										86
less: historic tax credit investment write-down		11,328								
less: merger-related expenses		8,444		800						
less: indemnification asset impairment [1]		5,055								
less: charitable foundation contribution		3,000								
less: branch consolidation acitivities		577				154		(92)		
Total noninterest expense (e)	82,898	54,494	54,443	49,825	51,556	50,869	51,045	51,137	50,163	50,077
Income before income taxes (i)	11,303	39,688	36,025	35,403	33,951	33,919	34,884	34,276	34,188	34,274
Income tax expense	(13,508)	(13,508)	11,199	11,199	11,215	11,215	10,470	10,470	10,894	10,894
plus: tax effect of adjustments		9,935		(178)		(11)		(213)		31
plus: tax reform impact on DTLs & tax partnerships		8,191								
plus: after-tax impact of historic tax credit write-down @ 35%		7,363		-						
Total income tax expense (h)	(13,508)	11,981	11,199	11,021	11,215	11,204	10,470	10,257	10,894	10,925
Net income (a)	$ 24,811	$ 27,707	$ 24,826	$ 24,382	$ 22,736	$ 22,715	$ 24,414	$ 24,019	$ 23,294	$ 23,349
Average diluted shares (b)	62,132	62,132	62,190	62,190	62,234	62,234	62,140	62,140	62,081	62,081
Average assets (c)	8,731,956	8,731,956	8,716,917	8,716,917	8,582,961	8,582,961	8,409,071	8,409,071	8,359,912	8,359,912
Average shareholders' equity	920,194	920,194	908,057	908,057	889,604	889,604	871,215	871,215	863,509	863,509
Less:										
Goodwill and other intangibles	(209,379)	(209,379)	(209,730)	(209,730)	(210,045)	(210,045)	(210,324)	(210,324)	(210,625)	(210,625)
Average tangible equity (d)	710,815	710,815	698,327	698,327	679,559	679,559	660,891	660,891	652,884	652,884

[1] - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements.

Ratios	4Q17 As Reported	4Q17 Adjusted	3Q17 As Reported	3Q17 Adjusted	2Q17 As Reported	2Q17 Adjusted	1Q17 As Reported	1Q17 Adjusted	4Q16 As Reported	4Q16 Adjusted
Net earnings per share - diluted (a)/(b)	$ 0.40	$ 0.45	$ 0.40	$ 0.39	$ 0.37	$ 0.37	$ 0.39	$ 0.40	$ 0.38	$ 0.39
Return on average assets - (a)/(c)	1.13%	1.26%	1.13%	1.11%	1.06%	1.06%	1.18%	1.16%	1.11%	1.11%
Return on average tangible shareholders' equity - (a)/(d)	13.85%	15.46%	14.10%	13.85%	13.42%	13.41%	14.98%	14.74%	14.19%	14.23%
Efficiency ratio - (e)/((f)+(g))	88.19%	57.99%	58.28%	57.02%	59.97%	59.67%	59.15%	59.61%	57.58%	57.49%
Effective tax rate - (h)/(i)	-119.5%	30.2%	31.1%	31.1%	33.0%	33.0%	30.0%	29.9%	31.9%	31.9%

FIRST

first financial bancorp

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